Other Disclosures	12 Months Ended
Dec. 31, 2024
Other Disclosures
Other Disclosures

Section 5 – Other Disclosures

This section is comprised of various statutory disclosures or notes that are of secondary importance for the understanding of Genmab’s financials.

5.1 – Remuneration of the Board of Directors and Executive Management

The total remuneration of the Board and Executive Management is as follows:

(DKK million)	2024	2023	2022

Wages and salaries	101	71	55
Share-based compensation expenses	157	100	70
Defined contribution plans	4	3	2

Total	262	174	127

The remuneration packages for the Board and Executive Management are described in further detail in Genmab’s 2024 Compensation Report. The remuneration packages are denominated in DKK, EUR, or USD. The Compensation Committee of the Board performs an annual review of the remuneration packages. All incentive and variable remuneration is considered and adopted at the Company’s Annual General Meeting.

Share-based compensation is included in the Consolidated Statements of Comprehensive Income and reported in the table above. Share-based compensation expense represents the estimated fair value of the awards at grant date and does not represent actual cash compensation received by the Board Members or Executive Management. Refer to Note 4.6 for additional information regarding Genmab’s share-based compensation programs and accounting policies.

Remuneration to the Board of Directors

	Base Board Fee			Committee Fees			Share-Based Compensation Expenses			Total
(DKK million)	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022

Deirdre P. Connelly	1.2	1.2	1.2	0.5	0.5	0.5	1.6	1.1	0.9	3.3	2.8	2.6
Pernille Erenbjerg	0.9	0.9	0.9	0.4	0.4	0.4	1.3	0.8	0.7	2.6	2.1	2.0
Anders Gersel Pedersen	0.6	0.6	0.6	0.5	0.5	0.4	1.0	0.6	0.5	2.1	1.7	1.5
Paolo Paoletti	0.6	0.6	0.6	0.3	0.3	0.3	1.0	0.6	0.5	1.9	1.5	1.4
Rolf Hoffmann	0.6	0.6	0.6	0.4	0.3	0.3	1.0	0.6	0.5	2.0	1.5	1.4
Elizabeth O’Farrell[1]	0.6	0.6	0.5	0.4	0.3	0.2	1.6	1.0	0.6	2.6	1.9	1.3
Mijke Zachariasse[2]	0.6	0.6	0.6	-	-	-	1.0	0.5	0.4	1.6	1.1	1.0
Martin Schultz[2]	0.6	0.6	0.5	-	-	-	0.8	0.2	-	1.4	0.8	0.5
Takahiro Hamatani[2]	0.6	0.6	0.5	-	-	-	0.8	0.2	-	1.4	0.8	0.5
Peter Storm Kristensen[3]	-	-	0.1	-	-	-	-	-	0.1	-	-	0.2
Rima Bawarshi Nassar[3]	-	-	0.1	-	-	-	-	-	0.1	-	-	0.2

Total	6.3	6.3	6.2	2.5	2.3	2.1	10.1	5.6	4.3	18.9	14.2	12.6

1 – Elizabeth O’Farrell was newly elected to the Board at the Annual General Meeting in March 2022.

2 – Employee elected board members were elected at the Annual General Meeting in March 2022.

3 – Peter Storm Kristensen and Rima Bawarshi Nassar stepped down from the Board as employee elected board members at the Annual General Meeting in March 2022.

Refer to the section “Board of Directors” in Management’s Review for additional information regarding the Board.

Remuneration to the Executive Management

	Base Salary			Defined Contribution Plans			Other Benefits			Annual Cash Bonus			Share-Based Compensation Expenses			Total
(DKK million)	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022	2024	2023	2022

Jan van de Winkel	9.7	9.2	8.6	1.7	1.3	1.3	0.2	0.3	0.3	8.8	9.2	8.6	34.4	24.3	22.9	54.8	44.3	41.7
Anthony Pagano	4.7	4.4	4.3	0.1	0.1	0.1	-	-	-	2.7	2.6	2.6	16.5	12.5	9.5	24.0	19.6	16.5
Anthony Mancini[3]	3.0	4.9	4.7	0.1	0.1	0.1	16.5	-	-	3.0	2.9	2.8	28.9	13.9	11.4	51.5	21.8	19.0
Judith Klimovsky	5.3	5.0	4.9	0.1	0.1	0.1	0.1	-	-	3.0	3.0	2.9	19.4	13.6	14.1	27.9	21.7	22.0
Tahamtan Ahmadi	5.0	4.7	4.6	0.1	0.1	0.1	-	-	-	2.8	2.9	2.8	17.9	12.1	7.7	25.8	19.8	15.2
Birgitte Stephensen[1]	2.9	2.6	-	0.3	0.3	-	-	-	-	1.7	1.5	-	8.3	5.7	-	13.2	10.1	-
Christopher Cozic[1]	3.4	3.3	-	0.1	0.1	-	-	-	-	2.0	2.0	-	11.1	7.8	-	16.6	13.2	-
Martine van Vugt[2]	2.9	2.5	-	0.7	0.6	-	0.1	0.1	-	1.6	1.6	-	5.7	4.1	-	11.0	8.9	-
Brad Bailey[4]	3.9	-	-	0.1	-	-	0.6	-	-	2.4	-	-	4.1	-	-	11.1	-	-
Rayne Waller[4]	1.7	-	-	0.1	-	-	3.8	-	-	0.9	-	-	0.8	-	-	7.3	-	-

Total	42.5	36.6	27.1	3.4	2.7	1.7	21.3	0.4	0.3	28.9	25.7	19.7	147.1	94.0	65.6	243.2	159.4	114.4

1 – Birgitte Stephensen and Christopher Cozic were appointed Chief Legal Officer and Chief People Officer, respectively, and members of the Executive Management in March 2022.

2 – Martine van Vugt was appointed Chief Strategy Officer and member of the Executive Management in March 2023.

3 – Anthony Mancini stepped down as Executive Vice President and Chief Operating Officer in September 2024.

4 – Brad Bailey and Rayne Waller were appointed Executive Vice President and Chief Commercial Officer, and Executive Vice President and Chief Technical Operations Officer, respectively, and members of the Executive Management in August 2024.

Jan van de Winkel, President and Chief Executive Officer, and Anthony Pagano, Executive Vice President and Chief Financial Officer, are formally registered as executive managers with the Danish Business Authority.

Refer to the section “Executive Management” in Management’s Review for additional information regarding the Executive Management.

Severance Payments

In the event Genmab terminates the service agreements with any member of the Executive Management team without cause, Genmab is obliged to pay his/her existing salary for one or two years after the end of the one-year notice period. However, in the event of termination by Genmab (unless for cause) or by any member of Executive Management as a result of a change of control of Genmab, Genmab is obliged to pay compensation equal to his/her existing total salary (including benefits) for up to two years in addition to the notice period. The total value of remuneration relating to the notice period for new members of Executive Management cannot exceed two years of remuneration, including all components of the remuneration. In case of the termination of the service agreements of the Executive Management without cause, the total impact on Genmab’s financial position is estimated to be approximately DKK 120 million as of December 31, 2024 (2023: DKK 103 million, 2022: DKK 82 million).

5.2 – Related Party Disclosures

Genmab’s related parties are its Board, Executive Management, and close members of the family of these persons.

Genmab has not granted any loans, guarantees or other commitments to or on behalf of any of the members of the Board or members of the Executive Management.

Other than the remuneration and other transactions relating to the Board and the Executive Management described in Note 5.1, there were no material related party transactions during 2024, 2023 or 2022.

5.3 – Commitments

PURCHASE OBLIGATIONS

Genmab has entered into a number of agreements related to research and development activities that contain various obligations. These contractual obligations amounted to approximately DKK 2,879 million as of December 31, 2024 (2023: approximately DKK 3,212 million).

Genmab also has certain contingent commitments under license and collaboration agreements that may become due in the future. As of December 31, 2024, these contingent commitments amounted to approximately DKK 15,433 million (USD 2,161 million) in potential future development, regulatory and commercial milestone payments to third parties under license and collaboration agreements for our preclinical and clinical stage development programs as compared to approximately DKK 15,393 million (USD 2,282 million) as of December 31, 2023. These milestone payments generally become due and payable only upon the achievement of certain development, clinical, regulatory or commercial milestones. The events triggering such payments or obligations have not yet occurred.

In addition to the above obligations, Genmab enters into a variety of agreements and financial commitments in the normal course of business. The terms generally allow Genmab the option to cancel, reschedule and adjust our requirements based on our business needs prior to the delivery of goods or performance of services. It is not possible to predict the maximum potential amount of future payments under these agreements due to the conditional nature of our obligations and the unique facts and circumstances involved in each particular agreement.

5.4 – Fees to Auditors Appointed at the Annual General Meeting

(DKK million)	2024	2023	2022

Audit fees	10.6	6.1	5.8
Audit-related fees	2.3	3.4	2.0
All other fees	-	0.1	-

Total	12.9	9.6	7.8

Genmab changed auditors from PricewaterhouseCoopers Statsautoriseret Revisionspartnerselskab (PwC) to Deloitte Statsautoriseret Revisionspartnerselskab (Deloitte) as Genmab’s new statutory auditor and independent registered public accounting firm for the fiscal year beginning January 1, 2024, replacing PwC. As such, fees in the table above reflect those incurred by Deloitte in 2024 and by PwC in 2023 and 2022

Fees for other services than statutory audit of the financial statements provided by Deloitte amounted to DKK 2.3 million in 2024 (DKK 3.4 million and DKK 2.0 million in 2023 and 2022, respectively provided by PwC). These services primarily include agreed-upon procedures, other assurance assessments and reports, and accounting advice.

5.5 – Acquisition of Businesses

On May 21, 2024 (Acquisition Date), Genmab completed the previously announced acquisition of all of the outstanding shares of ProfoundBio, resulting in ProfoundBio becoming a wholly owned subsidiary of Genmab.

The acquisition of ProfoundBio gave Genmab worldwide rights to three candidates in clinical development, including ProfoundBio’s lead drug candidate, rinatabart sesutecan (Rina-S). In addition, Genmab acquired ProfoundBio’s novel ADC technology platforms. Rina-S is a clinical-stage, FRαtargeted, TOPO1 ADC, which was in Phase 2 of a Phase 1/2 clinical trial at the time of the acquisition, for the treatment of ovarian cancer and other FRα-expressing solid tumors. Based on the data from the ongoing Phase 1/2 clinical trial Genmab intends to broaden the development plans for Rina-S within ovarian cancer and other FRαexpressing solid tumors. In January 2024, the U.S. FDA granted Fast Track designation to Rina-S for the treatment of patients with FRα-expressing high-grade serous or endometrioid platinum-resistant ovarian cancer.

In addition to payment of USD 1.72 billion (DKK 11.80 billion) for all of the outstanding shares of ProfoundBio, Genmab also made a USD 199 million (DKK 1,368 million) payment to holders of outstanding ProfoundBio equity awards for settlement of such vested and non-vested awards. Of the USD 199 million (DKK 1,368 million) payment, USD 187 million (DKK 1,289 million) related to the portion of awards where the vesting period was completed prior to the Acquisition Date. This portion of the payment was therefore determined to be attributable to the pre-combination period and included in purchase consideration. The remaining USD 11 million (DKK 79 million) payment related to the portion of awards with future vesting conditions, and therefore is attributable to post-combination services. The amount attributable to the post-combination service does not form part of the consideration and was therefore instead recognized as Acquisition and integration related charges in Genmab’s Consolidated Statements of Comprehensive Income.

The acquisition has been accounted for using the acquisition method of accounting which requires that assets acquired and liabilities assumed be recognized at their fair values as of the Acquisition Date and consolidated into Genmab’s Consolidated Balance Sheets. The results of operations for ProfoundBio have been included in Genmab’s consolidated financial statements from the Acquisition Date. A fair value measurement has been performed and the purchase price has been allocated to intangible assets, associated deferred tax liabilities, other assets and liabilities, as well as goodwill being the excess value of the purchase price over the fair value of assets acquired and liabilities assumed (the purchase price allocation). Adjustments may be applied to the purchase price allocation for a period of up to 12 months from the Acquisition Date. During the fourth quarter of 2024, the Company recorded a measurement period adjustment impacting non-current deferred tax liabilities and goodwill that was not material. The total consideration for the acquisition of ProfoundBio is summarized as follows:

	Total Consideration
	Amounts in USD millions	Amounts in DKK millions
Cash paid for outstanding shares	1,718	11,798
Cash for equity compensation attributable to pre-combination service	187	1,289
Total consideration	1,905	13,087
Cash acquired	(122)	(841)
Cash used for acquisition of business	1,783	12,246

The purchase price allocation resulted in the following amounts being allocated to the assets acquired and liabilities assumed at the Acquisition Date based upon their respective fair values summarized below:

	Amounts Recognized as of the Acquisition Date
	Amounts in USD millions	Amounts in DKK millions
Cash and cash equivalents	122	841
Other current assets*	4	29
Property and equipment	6	41
IPR&D	1,540	10,577
Technology platform intangible asset	181	1,243
Other non-current assets**	3	21
Deferred tax liability	(292)	(2,010)
Other current liabilities***	(13)	(91)
Total identifiable net assets	1,551	10,651
Goodwill	354	2,436
Total consideration	1,905	13,087

*Includes receivables and other investments

**Includes other investments and right-of-use assets

***Includes other payables, contract liabilities, lease and other liabilities

The carrying values of other current assets, property and equipment, other non-current assets and other current liabilities were determined to approximate their fair values.

The fair value assigned to acquired IPR&D, which was calculated using the multi-period excess earnings method of the income approach, was based on the present value of expected after-tax cash flows attributable to Rina-S, which was in Phase 1/2 testing. The present value of expected after-tax cash flows obtainable from Rina-S and assigned to IPR&D was determined by estimating the after-tax costs to complete development of Rina-S into a commercially viable product, estimating future revenue and ongoing expenses to produce, support and sell Rina-S, on an after-tax basis, and discounting the resulting net cash flows to present value. The revenue and costs projections used were reduced based on the probability that compounds at similar stages of development will become commercially viable products. The rate utilized to discount the net cash flows to their present value reflects the risk associated with the future earnings attributable to the intangible asset. Acquired IPR&D will be accounted for as an intangible asset not yet available for use until regulatory approval in a major market is received or development is discontinued.

The fair value of the technology platform intangible asset was calculated using the relief from royalty method of the income approach. This method includes assigning value based on the economic savings from owning, rather than in-licensing, the technology platform intangible asset supported by observable market data for peer companies, then discounting the resulting probability adjusted net post-tax cash flows using a discount rate commensurate with the risk associated with the future income or cost savings attributable to the intangible asset.

The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as probabilities of technical and regulatory success, revenue growth rates, operating margins, and royalty rates).

The excess of purchase price over the fair value amounts assigned to identifiable assets acquired and liabilities assumed represents the goodwill amount resulting from the acquisition. The goodwill recorded as part of the acquisition is attributable to the intangible assets that do not qualify for separate recognition at the time of the acquisition, assembled workforce and deferred tax consequences of the IPR&D and technology platform intangible asset recorded for financial statement purposes. Genmab does not expect any portion of this goodwill to be deductible for tax purposes. The goodwill attributable to the acquisition has been recorded as a non-current asset in Genmab’s Consolidated Balance Sheets and is not amortized, but is subject to review for impairment annually. Refer to Note 3.1 for further details related to the accounting for goodwill.

From the Acquisition Date through December 31, 2024, Genmab’s Consolidated Statements of Comprehensive Income include no revenue and the following expenses associated with the acquisition and operations of ProfoundBio (in DKK millions):

Consolidated Statements of Comprehensive Income (DKK million):	Acquisition Date through December 31, 2024
Research and development expenses	403
Selling, general and administrative expenses	27
Acquisition and integration related charges*	187
Total	617

*Acquisition related charges incurred from the Acquisition Date through December 31, 2024, are comprised of payments to holders of outstanding ProfoundBio equity awards related to post-combination services (DKK 79 million). The remaining expenses are integration related charges incurred from the Acquisition Date through December 31, 2024, which are comprised of professional fees incurred to assist with the integration of ProfoundBio into Genmab’s operations post-acquisition. Additionally, prior to the Acquisition Date, Genmab recorded DKK 113 million in Acquisition and integration related charges in Genmab’s Consolidated Statements of Comprehensive Income related to professional due diligence procedures in connection with the acquisition of ProfoundBio. The DKK 113 million of Acquisition and integration related charges incurred prior to the Acquisition Date and the DKK 187 million of Acquisition and integration charges incurred from the Acquisition Date through December 31, 2024 total DKK 300 million through the fourth quarter of 2024.

The following table provides Genmab’s consolidated revenue and net profit for 2024 as if the acquisition of ProfoundBio had occurred on January 1, 2024 (in DKK millions):

(DKK million)	Twelve Month Period Ended December 31, 2024
Revenue	21,526
Net Profit	7,622

The unaudited pro forma information does not necessarily reflect the actual results of operations of the combined entities that would have been achieved, nor are they necessarily indicative of future results of operations. The unaudited pro forma information reflects certain adjustments that were directly attributable to the acquisition of ProfoundBio, including additional amortization adjustments for the fair value of the technology platform intangible asset acquired.

As of December 31, 2024, Cash and cash equivalents in Genmab’s Consolidated Balance Sheets includes USD 30 million (DKK 214 million) of restricted cash balances for funds held in escrow related to the acquisition of ProfoundBio.

ACCOUNTING POLICIES

Business Combinations

The acquisition method of accounting is used to account for all acquisitions where the target company meets the definition of a business in accordance with IFRS 3 (Business Combinations). The purchase price for a business is comprised of the fair value of the assets transferred and liabilities owned to the former owners, including option holders, of the acquired business and the fair value of any asset or liability resulting from a contingent consideration arrangement. Any amount of the purchase price which effectively comprises a settlement of a pre-existing relationship is not part of the exchange for the acquiree and is therefore not included in the consideration for the purpose of applying the acquisition method. Settlements of pre-existing relationships are accounted for as separate transactions in accordance with the relevant IFRS standards.

Identifiable assets and liabilities and contingent liabilities assumed are measured at fair value on the date of acquisition by applying relevant valuation methods. Goodwill is recognized as the excess of purchase price over the fair value of net identifiable assets acquired and liabilities assumed. Acquisition-related charges are expensed as incurred and included within Acquisition and integration related charges in the Consolidated Statements of Comprehensive Income.

MANAGEMENT’S JUDGMENTS AND ESTIMATES – Other Intangible Assets and Goodwill

Fair Value and Impairment Assessment of Other Intangible Assets and Goodwill

The application of the acquisition method involves the use of significant estimates because the identifiable net assets of the acquiree are recognized at their fair values for which observable market prices are typically not available. This is particularly relevant for intangible assets which require use of valuation techniques typically based on estimates of present value of future uncertain cash flows. The significant assumptions used to estimate the value of the acquired intangible assets include discount rates and certain assumptions that form the basis of future cash flows (such as probabilities of technical and regulatory success, revenue growth rates, operating margins, and royalty rates).

5.6 – Collaborations and Licenses

Collaborations

Genmab enters into collaborations with biotechnology and pharmaceutical companies to advance the development and commercialization of Genmab’s product candidates and to supplement its internal pipeline. Genmab seeks collaborations that will allow Genmab to retain significant future participation in product sales through either profit-sharing or royalties paid on net sales. Below is an overview of certain of Genmab’s collaborations that have had, or are expected in the near term to have, a significant impact on financial results.

J&J (Daratumumab/DARZALEX)

In 2012, Genmab entered into a global license, development and commercialization agreement with J&J for daratumumab (marketed for the treatment of certain multiple myeloma indications as DARZALEX for IV administration and as DARZALEX FASPRO in the U.S. and DARZALEX SC in Europe for SC administration). Under this agreement, J&J is fully responsible for developing and commercializing daratumumab, and all costs associated therewith. Genmab receives tiered royalty payments between 12% and 20% based on J&J’s annual net product sales with J&J reducing such royalty payments for Genmab’s share of J&J’s royalty payments made to Halozyme. In addition, the royalties payable by J&J are limited in time and subject to reduction on a country-by-country basis for customary reduction events, including for lack of Genmab patent coverage or upon patent expiration or invalidation in the relevant country and upon the first commercial sale of a biosimilar product in the relevant country (for as long as the biosimilar product remains for sale in that country). Pursuant to the terms of the agreement, J&J’s obligation to pay royalties to us will expire on a country-by-country basis on the later of the date that is 13 years after the first commercial sale of daratumumab in such country or upon the expiration or invalidation of the last-to-expire relevant Genmab patent covering daratumumab in such country. The first U.S., European and Japanese sales of daratumumab occurred in 2015, 2016 and 2017, respectively. We have issued patents and pending patent applications covering daratumumab in numerous jurisdictions, including patents issued in the U.S., Europe and Japan. J&J owns a separate patent portfolio related to the subcutaneous formulation of daratumumab used in DARZALEX FASPRO/DARZALEX SC, but a binding arbitration determined that we are not entitled to royalties based on these separate patents.

Our issued U.S., European and Japanese patents covering daratumumab, after giving effect to issued U.S., European and Japanese patent term extensions and supplementary protection certificates, expire in 2029, 2031 and begin to expire in 2030, respectively. Assuming constant underlying sales of DARZALEX, we expect that our royalties from sales of DARZALEX will begin to decline materially in 2029 following expiration of our U.S. patent rights on daratumumab. Genmab is also eligible to receive certain additional payments in connection with development, regulatory and sales milestones.

In September 2020, Genmab commenced arbitration against J&J with respect to two different provisions of our license agreement for daratumumab, both relating to royalties payable to Genmab on net sales of daratumumab (marketed as DARZALEX for IV administration and as DARZALEX FASPRO in the U.S. and as DARZALEX SC in Europe for SC administration). In April 2022, the arbitral tribunal issued an award in that arbitration denying both of Genmab’s claims. Genmab did not seek review of the award.

On June 9, 2022, Genmab announced the commencement of a second arbitration under the daratumumab license agreement with Janssen with claims for milestone payments for daratumumab SC of USD 405 million and a separate 13-year royalty term for daratumumab SC on a country-by-country basis, from the date of the first commercial sale of daratumumab SC in each such country. This second arbitration followed from the award in the prior arbitration, where the tribunal ruled in favor of Janssen on the question as to whether Genmab is required to share in Janssen’s royalty payments to Halozyme for its technology used in the daratumumab SC product. The tribunal based its ruling on the finding that DARZALEX FASPRO constitutes a new licensed product under the license agreement.

On April 21, 2023, the arbitral tribunal dismissed Genmab’s claims regarding the second arbitration, on the basis that these claims should have been brought in the first arbitration. One arbitrator dissented Genmab filed a request for review of the award, which was denied on January 23, 2024. As a result, the dismissal of Genmab’s claims in the second arbitration is now final.

Novartis (Ofatumumab/Kesimpta)

Genmab and GlaxoSmithKline (GSK) entered a co-development and collaboration agreement for ofatumumab in 2006. The full rights to ofatumumab were transferred from GSK to Novartis in 2015. Novartis is now fully responsible for the development and commercialization of ofatumumab in all potential indications, including autoimmune diseases. Genmab is entitled to a 10% royalty payment on net sales for non-cancer treatments. Genmab pays a royalty to Medarex based on Kesimpta net sales. Novartis’s obligation to pay royalties to Genmab under this agreement expire on a country-by-country basis only in the event Novartis is no longer selling such product in a given country. The royalties are on a country-by-country basis subject to reduction in case of significant competition by competing products (as defined in the agreement) or a joint committee determination that a license of intellectual property owned by a third-party is necessary for commercialization.

Roche (Teprotumumab/TEPEZZA)

In May 2001, Genmab entered a research collaboration with Roche to develop human antibodies to disease targets identified by Roche. In 2002, this alliance was expanded. Under the agreement, Genmab will receive milestones as well as royalty payments on successful products.

Teprotumumab was initially developed in collaboration between Genmab and Roche, and later investigated under license from Roche by River Vision Development Corporation and subsequently Horizon Therapeutics for ophthalmic use.  The product was approved under the brand name TEPEZZA in 2020 by the U.S. FDA for the treatment of TED and in 2024 by Japan's MHLW for the treatment of active or high clinical activity score (CAS) TED.  In October 2023, Amgen completed its acquisition of Horizon Therapeutics, including all rights to the development and commercialization of teprotumumab. Under the terms of Genmab’s agreement with Roche, Genmab receives a mid-single digit royalty on net sales of TEPEZZA, on a country-by-country basis, for 10 years following the first commercial sale in such country.

Pfizer (Tisotumab vedotin/Tivdak)

In September 2010, Genmab and Pfizer entered into an ADC collaboration, and a commercial license and collaboration agreement was executed in October 2011. In October 2020, Genmab and Pfizer entered into a Joint Commercialization Agreement where Genmab would co-promote tisotumab vedotin, marketed as Tivdak, in the U.S., and lead commercial operational activities and record sales in Japan, while Pfizer would lead operational commercial activities in the U.S., Europe and China with a 50:50 profit split in those markets. In all other markets, if any, Pfizer would be responsible for commercializing tisotumab vedotin and Genmab would receive royalties based on a percentage of aggregate net sales ranging from the mid-teens to the mid-twenties. Effective January 1, 2025, Genmab and Pfizer agreed to amend the License and Collaboration Agreement and the Joint Commercialization Agreement for Tivdak, assigning Genmab sole responsibility for the development and commercialization of Tivdak for second line plus recurrent or metastatic cervical cancer in Europe and all other regions globally, excluding the United States and the China region. With this amendment, Genmab will continue to co-promote Tivdak with Pfizer in the U.S. and will record sales for Europe, Japan and rest of world markets (excluding the United States and China regions), once commercialized, and will provide royalties to Pfizer on net sales in the low teens. Pfizer will continue to lead commercialization activities in China, when approved. The companies will continue the practice of joint decision-making on the worldwide development and commercialization strategy for tisotumab vedotin.

AbbVie (Epcoritamab/EPKINLY/TEPKINLY)

On June 10, 2020, Genmab entered into a broad oncology collaboration agreement with AbbVie to jointly develop and commercialize products including epcoritamab, and subsequently into a discovery research collaboration for up to four future differentiated antibody therapeutics for cancer. The companies will share commercial responsibilities for epcoritamab in the U.S. and Japan, with AbbVie responsible for further global commercialization. Genmab is the principal for net sales in the U.S. and Japan and receives tiered royalties between 22% and 26% on remaining net sales outside of these territories, subject to certain royalty reductions. For any product candidates developed as a result of the companies’ discovery research collaboration, Genmab and AbbVie will share responsibilities for global development and commercialization in the U.S. and Japan. Genmab retains the right to co-commercialize these products, along with AbbVie, outside of the U.S. and Japan.

Under the terms of the agreement, Genmab received a USD 750 million (DKK 4,911 million) upfront payment in June 2020 and was initially entitled to receive an aggregate of up to USD 3.15 billion in additional development, regulatory and sales milestone payments for all programs. Included in these potential milestones were up to USD 1.15 billion in payments related to clinical development and commercial success across the three bispecific antibody programs originally included in the agreement.

As a result of two programs being stopped, Genmab is instead contractually entitled to receive an aggregate of up to USD 2.55 billion in additional development, regulatory and sales milestone payments for all programs including an aggregate of up to USD 550 million in payments related to clinical development and commercial success for the one remaining bispecific antibody program, epcoritamab, included in the original agreement. In addition, and also included in these potential milestones, if all four next-generation antibody product candidates developed as a result of the discovery research collaboration are successful, Genmab is eligible to receive up to USD 2.0 billion in option exercise and success-based milestones.

In May 2023, epcoritamab received initial approval from the U.S. FDA and is marketed under the tradename EPKINLY. In September 2023, epcoritamab received initial approval from the EC and the Japan MHLW and is marketed under the tradenames TEPKINLY and EPKINLY, respectively. Genmab is entitled to tiered royalties between 22% and 26% on net sales for epcoritamab outside the U.S. and Japan. Except for these royalty-bearing sales, Genmab will share with AbbVie profits from the sale of licensed products on a 50:50 basis. Genmab and AbbVie split 50:50 the development costs related to epcoritamab, while Genmab will be responsible for 100% of the costs of the discovery research programs up to opt-in.

The total transaction price of USD 750 million (DKK 4,911 million) was allocated to the four performance obligations based on the best estimate of relative stand-alone selling prices. The allocation of the transaction price to the performance obligations is summarized below:

• Delivery of licenses for the three programs: USD 672 million (DKK 4,398 million)

• Co-development activities for the product concepts: USD 78 million (DKK 513 million)

For the license grants, Genmab based the stand-alone selling price on a discounted cash flow approach and considered several factors including, but not limited to, discount rate, development timeline, regulatory risks, estimated market demand and future revenue potential. For co-development activities related to up to four product concepts, a cost-plus margin approach was utilized.

The performance obligations related to the delivery of licenses were completed at a point in time (June 2020) and Genmab recognized USD 672 million (DKK 4,398 million) as license fee revenue in June 2020. After delivery of the licenses, Genmab shares further development and commercial costs equally with AbbVie. AbbVie is not assessed as a customer but as a collaboration partner, and as such this part of the collaboration is not in scope of IFRS 15.

Refer to Note 3.7 for information pertaining to the remaining performance obligation related to co-development activities for the product concepts.

BioNTech

In May 2015, Genmab entered into an agreement with BioNTech to jointly research, develop and commercialize bispecific antibody products using Genmab’s DuoBody technology platform. Under the terms of the agreement, BioNTech will provide proprietary antibodies against key immunomodulatory targets, while Genmab provides proprietary antibodies and access to its DuoBody technology platform. Genmab paid an upfront fee of USD 10 million to BioNTech and an additional fee as certain BioNTech assets were selected for further development. If the companies jointly select any product candidates for clinical development, development costs and product ownership will be shared equally going forward. If one of the companies does not wish to move a product candidate forward, the other company is entitled to continue developing the product on predetermined licensing terms. The agreement also includes provisions which will allow the parties to opt out of joint development at key points. During July 2022, Genmab and BioNTech expanded this collaboration to include the joint research, development and commercialization of monospecific antibody candidates using Genmab’s HexaBody technology platform.

Genmab and BioNTech have three investigational medicines currently in clinical development: DuoBody-CD40x4-1BB (GEN1042/BNT312), HexaBody-OX40 (GEN1055/BNT315) and DuoBody-EpCAMx4-1BB (GEN1059/BNT314). In August 2024, BioNTech opted not to participate in the further development of the acasunlimab (GEN1046) program under the parties’ existing License and Collaboration Agreement for reasons related to BioNTech’s portfolio strategy. Genmab assumed sole responsibility for the continued development and potential commercialization of acasunlimab and the program will be subject to payment of certain milestones and a tiered single-digit royalty on net sales by Genmab to BioNTech.

J&J (DuoBody)

In July 2012, and as amended in December 2013, Genmab entered into a collaboration with J&J to create and develop bispecific antibodies using our DuoBody technology platform.

As of December 31, 2024, three DuoBody-based products created under this collaboration were in active clinical development and had been approved by regulatory authorities: RYBREVANT, TECVAYLI and TALVEY. Under our agreement with J&J, Genmab is eligible to receive milestones and receives royalties between 8% and 10% on net sales of RYBREVANT, a mid-single digit royalty on net sales of TECVAYLI, and a mid-single digit royalty on net sales of TALVEY, all of which are subject to a reduction of such royalty payment in countries and territories where there are no relevant patents (as defined in the agreement), among other reductions. Pursuant to the terms of the DuoBody agreement, J&J’s obligation to pay these royalties will expire on a country-by-country and licensed product-by-licensed product basis on the later of the date that is 10 years after the first sale of each licensed product in such country or upon the expiration of the last-to-expire relevant patent (as defined in the agreement) covering the licensed product in such country. Genmab pays a royalty to Medarex based on RYBREVANT net sales.

5.7 – Contingencies

Legal Contingency

In 2024, Chugai filed a lawsuit in the Tokyo District Court, Japan against AbbVie’s and Genmab’s subsidiaries in Japan asserting that their activities with EPKINLY (epcoritamab) in Japan infringe two Japanese patents held by Chugai, JP6278598 and JP6773929. Chugai is claiming damages and injunctive relief.

Genmab and AbbVie believe that the two Japanese patents are invalid and not infringed and intend to vigorously defend against the lawsuit, and thus no provision has been recognized related to this matter.

Financial Guarantees

As of December 31, 2024 and December 31, 2023, Genmab has financial bank guarantees of DKK 16 million issued as security for lease obligations under certain lease agreements. The likelihood of a claim under the guarantees has been assessed to be remote due to Genmab’ strong financial position and history of fulfilling lease payments. Accordingly, no provision has been recognized related to this matter.

5.8 – Subsequent Events

Management has determined it is appropriate to change the functional currency of the Genmab A/S legal entity from DKK to USD effective January 1, 2025. This determination was made based on the growing number and significance of the underlying USD transactions, triggered by the commercialization of EPKINLY. Effective for the first quarter of 2025, the consolidated financial statements will also be presented in USD, which will be both the functional and presentation currency of the parent company.

No other events have occurred subsequent to the balance sheet date that could significantly affect the financial statements as of December 31, 2024.